Annual Report
Mid-Cap
Growth
Fund

December 31, 2002

T. Rowe Price(registered trademark) (registered trademark)


Report Highlights
--------------------------------------------------------------------------------

Mid-Cap Growth Fund

o Stocks continued to slide in the second half of 2002 as geopolitical concerns intensified and economic news remained mixed.

o The Mid-Cap Growth Fund returned -11.99% during the past six months, lagging the S&P MidCap 400 Index and the Russell Midcap Growth Index but outperforming the Lipper index of comparable funds.

o The telecommunication services, consumer staples, and materials sectors were our largest contributors in the second half, while the industrials and business services, financial, and health care sectors were the largest detractors.

o The bear market has been the worst in modern experience, but we believe October may have marked a turning point. Valuations are attractive, and the prospects for mid-cap growth stocks are particularly strong.


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Fellow Shareholders

We have lived through a once-in-a-generation-if not once-in-a-lifetime-bear market. The bloodletting has gone on longer and cut deeper than the infamous 1973-74 market meltdown. In fact, stocks ended the year with their third consecutive annual loss, their worst performance since 1939-41. However, there were signs that the worst may be over, as the market bounced nicely off its lows of early October when investor sentiment reached its nadir. Mid-caps lagged large-caps in the second half of 2002 (the large-cap-dominated S&P 500 Index returned -10.30%) but managed to outperform for the year despite double-digit losses as the S&P 500 returned -22.10%.

  Performance Comparison
--------------------------------------------------------------------------------

 Periods Ended 12/31/02                          6 Months            12 Months

  Mid-Cap Growth Fund                              -11.99%              -21.22%

  Mid-Cap Growth Fund-
  Advisor Class                                     -12.08               -21.45

  S&P MidCap 400 Index                              -11.68               -14.51

  Russell Midcap Growth Index                        -9.59               -27.41

  Lipper Mid-Cap Growth
  Funds Index                                       -13.44               -28.47
--------------------------------------------------------------------------------

     The Mid-Cap Growth Fund returned -11.99% in the six months ended December 31, behind the S&P MidCap 400 Index and the Russell Midcap Growth Index, but ahead of the Lipper peer group index, as shown in the table. The late-year rebound in speculative growth stocks significantly cut the Russell benchmark's losses for the period. For the year, the fund returned -21.22%, lagging the S&P MidCap 400 Index, which benefited from strength in value stocks early in the year, but outperforming the more aggressive Russell and Lipper benchmarks. The fund's new R Class of shares gained a strong 8.39% since inception at the end of the third quarter, ahead of the S&P MidCap 400 Index and the Lipper index of comparable funds, and not too far behind the Russell Midcap Growth Index. Growth stocks outperformed value stocks during the period, and the S&P benchmark represents both styles. The Russell benchmark benefited from the strong rebound in aggressive growth stocks. The fund adheres to a more conservative growth-at-a-reasonable-price approach but was able to nearly keep pace during the past three months.

Performance Comparison

                                                                Since
                                                            Inception
  Period Ended 12/31/02                                       9/30/02
--------------------------------------------------------------------------------

  Mid-Cap Growth Fund-R Class                                    8.39%

  S&P MidCap 400 Index                                           5.83

  Russell Midcap Growth Index                                    9.16

  Lipper Mid-Cap Growth Funds Index                              4.70
--------------------------------------------------------------------------------

MARKET ENVIRONMENT

     Geopolitical tensions multiplied in the second half of the year as scattered terror attacks continued around the world and President Bush's drive to rally world opinion against Saddam Hussein reached high gear. Late in the year, nuclear saber rattling from North Korea competed with the looming conflict in Iraq as well as an oil strike in Venezuela for a worried world's attention. These crises pushed oil prices above $33 a barrel and cast a pall over business and consumer confidence. Partly as a result, economic news remained decidedly mixed and the economy was unable to emerge conclusively from its midyear soft spot. The Christmas shopping season was a particular disappointment as rising joblessness, reluctant hiring by business, heavy debt levels, and the long bear market in stocks finally took their toll on consumers.

     Yet bright spots remained. Productivity growth was robust, bolstering real personal income, and business demand for capital equipment showed nascent signs of recovery. Despite fears of a double-dip recession, real GDP likely grew at a better than 2% annual rate for the year. Corporate profits rebounded, and low interest rates helped both businesses and consumers reduce their debt burdens. The Republican electoral sweep raised expectations of additional fiscal stimulus with an emphasis on tax cuts. The Federal Reserve's half-point rate cut in November-its only move in 2002-brought the federal funds rate to just 1.25% and underscored the Fed's determination to continue applying significant monetary stimulus.


  Growth vs. Value
--------------------------------------------------------------------------------

  Periods Ended 12/31/02                          6 Months            12 Months
--------------------------------------------------------------------------------

  Russell Midcap Growth Index                       -9.59%              -27.41%

  Russell Midcap Value Index                        -12.16                -9.64
--------------------------------------------------------------------------------

     Leadership among mid-caps shifted from value to growth in the second half of 2002. During the market's midyear swoon, beginning in May, virtually all segments of the market-small and large, growth and value, and almost every economic sector-declined. In the fourth quarter, however, the biggest losers of the nearly three-year bear market-technology and telecommunications stocks-led the rebound, though energy and materials stocks were also strong. The long-suffering Russell Midcap Growth Index managed to outperform its value counterpart in the last six months of the year.

PORTFOLIO REVIEW

     The telecommunication services, consumer staples, and materials sectors were the largest contributors to fund performance in the second half. The industrials and business services, financial, and health care sectors were the biggest detractors. For the year, the energy, consumer staples, and materials sectors were our top contributors, while the information technology, health care (particularly biotechnology), and consumer discretionary sectors were our worst detractors.

     Given the relentless declines in telecom stocks over the past few years, it may seem surprising that our top contributor for the past six months was wireless services provider Nextel Communications. (The stock was also our second-best contributor for the year.) We began purchasing the shares in May as the stock neared the bottom of a painful two-year slide from $80 to $3. Nextel's decimated share price reflected the widespread view that the company would not be among the survivors of the industry shakeout. After analyzing the company and meeting with management, we found ourselves more optimistic on the company's prospects than most other investors. A few months after our initial purchases, Nextel reported its first-ever profitable quarter and better-than-expected subscriber growth. Nextel offers the distinctive two-way paging feature, and while it once was considered a technological laggard, the company is now enjoying a technological advantage that rivals are having difficulty overcoming.

     Luxury accessories designer and retailer Coach was our second-largest contributor for the half and our top contributor for the year. The company executed well, and its product line-moderately upscale luxury goods, such as handbags, with a distinctly American look-proved popular in the wake of 9/11.

     Hewitt Associates, a leader in human resources and benefits consulting and outsourcing, was our third-largest contributor. We purchased the stock at its initial public offering (IPO) during the summer, and the extremely weak IPO market helped to create a bargain. Indeed, Hewitt-which has a 62-year history as a nonpublic company-was one of the few IPO success stories of 2002. It is an industry leader with a prestigious brand in a high-growth niche, and it has a business model that features high recurring revenues. Hewitt posted strong results during the period despite a difficult environment for corporate spending.

     Allmerica Financial, a provider of property and casualty insurance as well as variable annuity life insurance products, was our largest detractor in the second half. We had viewed the company as a cyclically depressed financial services firm that could bounce back strongly, but ultimately we were disappointed. The company failed to hedge its market exposure, and as a result, the severe decline in equities raised questions about Allmerica's ability to meet the guaranteed minimum death benefit obligations in its annuity business.

     Clinical lab operator Laboratory Corporation of America was the fund's second-largest detractor as the company warned that earnings would fall short of estimates. Sales growth was also slightly below expectations. However, at recent levels we feel the stock is too cheap. The market apparently considers Lab Corp.'s growth prospects to be minimal, whereas we believe it can deliver 12% annual earnings growth. Over the long term, we think gene-based tests will drive additional growth for the company.

     Credit and debit card transaction processor Concord EFS was the third-largest detractor. Along with many other financial data processors, Concord warned that earnings would not meet expectations. Given that corporate profits have been disappointing throughout the economy, we felt that the market punished Concord unduly harshly. Electronic transactions continue to grow as a percentage of all transactions, and debit card transactions are the fastest-growing component. Concord has often been a leader in offering debit card processing in new markets, such as gas stations, convenience stores, and supermarkets. The next high-growth sector appears to be electronic transactions at fast-food restaurants such as McDonald's, and Concord is aggressively pursuing this opportunity. Concord remains a secular growth story trading at an attractive price/earnings ratio in our view.

     Our worst detractor for the year, by far, was rural wireless services provider Western Wireless, which we discussed in our last letter. Yet the stock was among our top ten contributors in the second half. After operational missteps early in the year that placed its future in doubt, Western Wireless has begun to execute better, and subscriber growth has resumed. The company now appears likely to be a survivor, though its long-term strategic position is by no means assured.

     Net new purchases in the second half were directed primarily to the health care and industrials and business services sectors. We were net sellers of financial and energy stocks. The fund remains positioned to benefit from a stronger economy and better financial markets in 2003, as we have taken profits in some of our defensive holdings, including energy stocks, which have performed well in recent years. However, the fund's exposure to the energy sector is still significant, as we believe the long-term fundamentals, particularly for natural gas, are strong.

     Our buying in health care was across the board-in biotechnology, health care equipment and supplies, health care providers and services, and pharmaceuticals-reflecting several different ideas and crosscurrents with one unifying theme: we see health care as a strong growth sector in the years to come. While we favor biotechnology for aggressive growth opportunities, we have also returned to the defensive health care services group, where we took profits earlier in the year, as many of these stocks are well off their highs. In addition, we made a significant move into the generic drug group during the second half, which we discuss in the Investment Strategy and Outlook section. Significant purchases included new positions in Barr Laboratories and Mylan Laboratories, both leading generic drug makers that should benefit as many popular branded drugs come off patent.

     Other large purchases included outboard engine and recreational boat manufacturer Brunswick and a new position in defense contractor Alliant Techsystems. Mercury outboard engines and boat brands such as Boston Whaler represent about 90% of sales at Brunswick, which has improved its management team in recent years and appears to have a technological edge producing boat engines that will meet strict new environmental standards. Alliant Techsystems, a maker of munitions, precision warheads, rocket motors (such as those used on the Space Shuttle), and composite structures for spacecraft and aircraft, is well positioned to benefit from increased defense spending and military modernization.


  Sector Diversification
--------------------------------------------------------------------------------

                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   6/30/02             12/31/02
--------------------------------------------------------------------------------

  Industrials and Business Services                     24%                  23%

  Health Care                                           19                   21

  Consumer Discretionary                                15                   15

  Information Technology                                14                   14

  Energy                                                10                    9

  Financials                                            11                    8

  Consumer Staples                                       2                    2

  Materials                                              1                    2

  Telecommunication Services                             0                    1

  Reserves                                               4                    5

  Total                                                100%                 100%
--------------------------------------------------------------------------------

     Financials have performed exceedingly well for many years, helped in part by two decades of disinflation. Yet we are concerned about consumer leverage, frothiness in the housing market, and several company-specific issues and as a result are cautious on the sector. We trimmed some insurance holdings and eliminated consumer finance company Capital One Financial, which faces some risk as a result of its significant move into the subprime lending market.

     Other top sales included Affiliated Computer Services, a top contributor in the second half in which we took profits; waste-hauler Republic Services, a defensive stock we eliminated after good performance; and video game leader Electronic Arts, a strong performer since our investment in early 2000, which we eliminated on concerns that the game software group had peaked.


INVESTMENT STRATEGY AND OUTLOOK

     Last year was unusual in that stocks fell sharply in the face of a gradually improving economy. We believe that this bear market has been prolonged, and the recovery muted, as a result of significant structural imbalances in the economy. These take time to correct. The Internet bubble led to a colossal misallocation of business investment and the inevitable bust. Partly as a result of the long economic expansion of the 1990s, corporate debt levels are substantial. Businesses have pulled back on investment in new equipment, especially in technology. However, consumers continue to spend, though their purchases have been increasingly skewed toward large-ticket items, such as cars and houses, financed with debt.

     Meanwhile, the long disinflationary trend continued in 2002 and threatened to spill over into deflation. From short rates of 20% in the early 1980s, the federal funds rate is now just 1.25%, while the 10-year Treasury yield fell below 4% last fall, its lowest level in four decades. Overbuilding and oversupply in many sectors have led to negligible price increases or, in some cases, falling prices.

     Deflation and high systemic debt levels are a combustible combination. We believe that the Federal Reserve signaled the depth of its concern-and resolve-with a series of statements late in the year, as well as with its November rate cut. Various Fed governors pointedly disputed the notion that with short-term rates so low, the central bank was running out of options to stimulate the economy and fight deflation. Other weapons in the Fed's arsenal include the direct purchase of U.S. Treasuries and, as one Fed governor said bluntly, "the printing press"; in other words, the central bank can simply print more money. There was a time when such a statement would have been unthinkable. Just over twenty years ago, Paul Volcker demonstrated his intention to crush inflation no matter what the cost. Today, his successor, Alan Greenspan, has made it clear he will fight deflation-no matter what the cost. This may mean the secular decline in interest rates, the driving force for the economy and the financial markets for two decades, has run its course.

     How far have we come in correcting the imbalances of the late 1990s? Many structural elements are beginning to fall into place. Corporate governance is becoming more rigorous, and accounting standards have improved. Companies are deleveraging. Individuals are saving more, and the saving rate is now above 4% after slipping close to 0% not long ago. Mortgage refinancing and lower tax rates are helping individuals improve their financial positions and lower debt service burdens. An increased emphasis on corporate dividends will occur whether or not the President's proposal to exempt dividends from individual taxable income is enacted. In the long run, we believe that dividends promote better corporate capital allocation decisions, and if a very low interest rate environment persists, increasing dividend yields may provide some yield support for the stock market.

     Nevertheless, imbalances remain, and we doubt the cleansing process has run its course. Debt levels are still high, and the dollar still appears overvalued. The current account deficit (which reflects both trade and investment flows) is massive and unsustainable over the long term. Real estate prices are on the high side. We do not see a housing bubble in imminent danger of collapse, but even a modest decline in prices-or a reduction in homeowners' ability to refinance and take cash value of their homes-would crimp consumer purchasing power. All this suggests that subpar economic growth and modest financial market returns will be the defining feature of the investment landscape for some time to come.

     The stock market is not statistically cheap on an absolute basis compared with other bear market bottoms, but we believe that valuations are quite reasonable even allowing for a modest rise in interest rates. Stock prices are struggling to find equilibrium amid the crosscurrents of geopolitical threats and uncertainty about corporate earnings. We believe the market may have made an important bottom in October.

     Market leadership is difficult to discern at economic turning points. The leaders of the preceding bull market are rarely leaders in the next. There are some hints that commodity sectors such as metals and energy may emerge as leaders, but time will tell. As we look for opportunity in this market, with an eye to the uncertainties we have discussed, we continue to gravitate toward two areas we have previously discussed-defense and biotechnology. And we would introduce a third: generic pharmaceuticals.

     After all the recent headlines about Iraq and North Korea, we need no reminding that the world has become a more dangerous place for Americans. Yet defense spending as a percentage of GDP remains near post-World War II lows. For ten years following the end of the Cold War, production of defense equipment failed to keep pace with replacement needs, and our defense infrastructure was allowed to shrink. We think that defense contractors, particularly those on the technological cutting edge, will benefit for years to come from continuing efforts to rebuild the defense industrial base and retool the military for warfare in the information age. A prime example is Rockwell Collins, one of our top holdings and a leading supplier of aviation electronics for both commercial and military applications.

     Biotech stocks often trade in sympathy with technology stocks, and partly as a result, valuations in the group have contracted sharply. Yet biotech fundamentals have improved in recent years even as the fundamentals in technology have deteriorated. More and more biotechnology companies are achieving profitability, and a growing number of experimental treatments are in late-stage clinical trials. Our top biotech holdings include MedImmune and Gilead Sciences, both of which are profitable and have promising new drugs under development.

     Generic drugs-cheaper versions of brand-name pharmaceuticals that become available once a medication's patent expires-are likely to play an important role in helping the U.S. control spiraling health care costs. The fact that spending on prescription drugs is rising even faster than overall health care expenditures has created a strong political imperative to lower drug costs or at least restrain the rate of increase. President Bush surprised many in October by proposing new rules that would make it harder for branded manufacturers to extend their patents to block the introduction of generic competitors. At the same time, as a result of consolidation, competition within the generic drug industry has decreased. This has led to more rational pricing policies and higher profit margins for the sector. In addition to our new positions in Barr Labs and Mylan Labs, we have long owned Teva Pharmaceutical, the leader in the group.


Mid-Cap Growth vs Mid-Cap Value
--------------------------------------------------------------------------------
Cumulative Relative Performance of Russell Midcap Growth Index vs. Russell Midcap Value Index

         growth/value
--------------------------------------------------------------------------------

Dec-85   1

         0.994

         1.0062

         1.0202

         1.0502

         1.0713

         1.075

         1.0474

         1.0036

         0.9811

         0.9959

         0.9997

         0.9973

         1.0236

         1.0506

         1.0586

         1.0566

         1.0627

         1.0632

         1.0678

         1.0781

         1.0726

         1.0067

         0.9826

         1.0478

         0.9896

         1.0062

         1.0113

         1.0105

         0.9856

         0.9961

         0.9653

         0.9388

         0.9474

         0.931

         0.9308

 Dec-88  0.9495

         0.9481

         0.9383

         0.9316

         0.9453

         0.9582

         0.9419

         0.9549

         0.9632

         0.9778

         0.9875

         1.0043

         1.0175

         0.9938

         0.9943

         1.0241

         1.0533

         1.0745

         1.1116

         1.1075

         1.0892

         1.1019

         1.1269

         1.1459

         1.1503

         1.1639

         1.1727

         1.1941

         1.1631

         1.1691

         1.1513

         1.1539

         1.1564

         1.1654

         1.1691

         1.1862

Dec-91   1.2263

         1.2061

         1.1652

         1.1346

         1.0852

         1.0773

         1.0534

         1.058

         1.0755

         1.0776

         1.0873

         1.1093

         1.0956

         1.0811

         1.0257

         1.02

         0.9956

         1.0196

         0.9947

         0.9808

         1.0036

         1.0183

         1.0466

         1.0464

         1.0536

         1.0501

         1.0599

         1.0507

         1.0329

         1.0331

         1.0071

         0.9953

         1.0169

         1.0324

         1.0512

         1.0512

Dec-94   1.0532

         1.0366

         1.0393

         1.0606

         1.0473

         1.0317

         1.0543

         1.0829

         1.0737

         1.0731

         1.0667

         1.0566

         1.0458

         1.039

         1.0681

         1.0543

         1.0959

         1.1077

         1.0731

         1.0392

         1.0513

         1.0785

         1.0385

         1.0348

         1.0216

         1.0343

         0.9947

         0.9679

         0.9672

         0.9952

         0.9861

         1.0058

         1.0078

         0.9969

         0.9767

         0.9548

Dec-97   0.9317

         0.933

         0.9568

         0.9481

         0.9664

         0.9488

         0.9725

         0.9806

         0.9232

         0.9383

         0.9461

         0.9757

         1.045

         1.102

         1.0717

         1.1154

         1.0654

         1.0472

         1.1077

         1.1

         1.1276

         1.1776

         1.2322

         1.3852

         1.5827

         1.6831

         2.1257

         1.8978

         1.7068

         1.5556

         1.7873

         1.6359

         1.7739

         1.6711

         1.5278

         1.2115

Dec-00   1.172

         1.2434

         1.0326

         0.9101

         1.0064

         0.974

         0.9876

         0.9248

         0.8737

         0.8062

         0.8862

         0.9175

         0.9144

         0.8758

         0.813

         0.8325

         0.789

         0.7666

         0.7139

         0.7145

         0.7038

         0.7206

         0.7526

         0.7634

Dec-02   0.7348


Source: T. Rowe Price Associates, Inc.
--------------------------------------------------------------------------------

     We believe that focusing on these fertile fields in addition to others that we have emphasized profitably over the years-most notably, the business services group-will position the portfolio well for above-average returns with moderate volatility in the years ahead. In a market that is reasonably valued as a whole, mid-caps are attractively valued relative to large-caps. Though mid-caps have outpaced large-caps since mid-1999, we believe we are only about midway through a multiyear cycle of mid-cap dominance. Mid-cycle corrections such as that we experienced in the second half of 2002 are not unusual. Based on the extreme outperformance of mid-cap value stocks in the past three years, as illustrated in the chart on the previous page, and the increasingly attractive relative valuation of mid-cap growth stocks, we feel strongly that growth stocks will lead the next leg of the cycle.


     Respectfully submitted,


     Brian W.H. Berghuis
     President of the fund and chairman of its Investment Advisory Committee



     John F. Wakeman
     Executive Vice President of the fund

     January 16, 2003

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                           Percent of
                                                           Net Assets
                                                             12/31/02
--------------------------------------------------------------------------------

  Omnicare                                                        2.1%

  Whole Foods Market                                              1.9

  Affiliated Computer Services                                    1.6

  ChoicePoint                                                     1.5

  Anthem                                                          1.5
--------------------------------------------------------------------------------

  BJ Services                                                     1.5

  Waddell & Reed Financial                                        1.4

  Family Dollar Stores                                            1.4

  Rockwell Collins                                                1.4

  Danaher                                                         1.4
--------------------------------------------------------------------------------

  MedImmune                                                       1.4

  Manpower                                                        1.3

  Ocean Energy                                                    1.3

  Iron Mountain                                                   1.3

  Certegy                                                         1.3
--------------------------------------------------------------------------------

  Gilead Sciences                                                 1.2

  ITT Industries                                                  1.2

  Teva Pharmaceutical                                             1.2

  Roper Industries                                                1.2

  Apogent Technologies                                            1.2
--------------------------------------------------------------------------------

  Dollar Tree Stores                                              1.2

  Smith International                                             1.1

  American Standard                                               1.1

  DST Systems                                                     1.1

  Best Buy                                                        1.0
--------------------------------------------------------------------------------

  Total                                                          33.8%
--------------------------------------------------------------------------------

Note: Table excludes investments in the T. Rowe Price Government Reserve Investment Fund.
--------------------------------------------------------------------------------

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

  CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

  6 Months Ended 12/31/02

  Ten Best Contributors
--------------------------------------------------------------------------------

  Nextel Communications                                            17(cents)

  Coach                                                             6

  Hewitt Associates                                                 6

  Affiliated Computer Services                                      5

  Mercury Interactive                                               5

  Whole Foods Market                                                5

  Teva Pharmaceutical                                               5

  VeriSign                                                          5

  Microchip Technology *                                            5

  Western Wireless                                                  5
--------------------------------------------------------------------------------

  Total                                                            64(cents)
--------------------------------------------------------------------------------

Ten Worst Contributors
--------------------------------------------------------------------------------

  Allmerica Financial **                                          -23(cents)

  Laboratory Corporation of America                                22

  Concord EFS                                                      22

  Dollar Tree Stores                                               20

  BearingPoint                                                     18

  Certegy                                                          18

  Capital One Financial **                                         16

  BISYS Group                                                      16

  Robert Half International                                        15

  Semtech                                                          13
--------------------------------------------------------------------------------

  Total                                                          -183(cents)
--------------------------------------------------------------------------------

  12 Months Ended 12/31/02

  Ten Best Contributors
--------------------------------------------------------------------------------

  Coach                                                            15(cents)

  Nextel Communications *                                          14

  WellPoint Health Networks                                        12

  Anthem                                                           11

  Whole Foods Market                                               11

  Weight Watchers                                                   9

  ITT Industries                                                    8

  Smith International                                               7

  Rockwell Collins                                                  7

  Teva Pharmaceutical                                               7
--------------------------------------------------------------------------------

  Total                                                           101(cents)
--------------------------------------------------------------------------------

  Ten Worst Contributors
--------------------------------------------------------------------------------

  Western Wireless                                                -45(cents)

  Waddell & Reed Financial                                         30

  Sepracor **                                                      29

  Concord EFS                                                      27

  Lattice Semiconductor **                                         27

  Triton PCS Holdings                                              27

  Charter Communications **                                        27

  VeriSign                                                         25

  BearingPoint                                                     23

  Convergys                                                        23
--------------------------------------------------------------------------------

  Total                                                          -283(cents)
--------------------------------------------------------------------------------

*    Position added
**   Position eliminated
--------------------------------------------------------------------------------

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


MID-CAP GROWTH FUND
--------------------------------------------------------------------------------
                                                    Lipper
                                    S&P            Mid-Cap
                                Mid-Cap             Growth              Mid-Cap
                                    400              Funds               Growth
                                  Index              Index                 Fund
--------------------------------------------------------------------------------

12/31/92                        10000                10000                10000

12/93                           11395                11409                12624

12/94                           10987                11409                12661

12/95                           14387                15882                17846

12/96                           17150                18019                22278

12/97                           22681                20063                26361

12/98                           27016                22629                32161

12/99                           30993                39310                39808

12/00                           36419                32968                42765

12/01                           36199                26022                42346

12/02                           30946                18614                33361
--------------------------------------------------------------------------------

Note: Performance for the Advisor Class will vary due to the differing fee structure. See returns table below.
--------------------------------------------------------------------------------

Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.



Periods Ended                                          Since   Inception
12/31/02          1 Year     5 Years    10 Years   Inception        Date
--------------------------------------------------------------------------------

Mid-Cap
Growth Fund      -21.22%        4.82%      12.80%       --          --

Mid-Cap Growth
Fund- Advisor
Class             -21.45        --          --        -9.50%     3/31/00
--------------------------------------------------------------------------------

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes the shareholder may pay on fund distributions or the redemption of shares.


T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

Mid-Cap Growth shares
--------------------------------------------------------------------------------

                    Year
                   Ended
                12/31/02    12/31/01    12/31/00    12/31/99    12/31/98
--------------------------------------------------------------------------------

NET ASSET VALUE
Beginning
of period      $   39.40   $   39.79   $   40.13   $   34.08   $   28.60

Investment activities
  Net investment
  income (loss)    (0.17)      (0.13)      (0.03)      (0.03)      (0.03)

  Net realized
  and unrealized
  gain (loss)      (8.19)      (0.26)       2.96        7.96        6.24

  Total from
  investment
  activities       (8.36)      (0.39)       2.93        7.93        6.21

Distributions
  Net realized
  gain              --          --         (3.27)      (1.88)      (0.73)

NET ASSET VALUE

End of period  $   31.04   $   39.40   $   39.79   $   40.13   $   34.08

Ratios/Supplemental Data
Total return^     (21.22)%     (0.98)%      7.43%      23.78%      22.00%

Ratio of total
expenses to
average net
assets              0.88%       0.89%       0.86%       0.87%       0.91%

Ratio of net
investment
income (loss)
to average
net assets         (0.50)%     (0.35)%     (0.09)%     (0.09)%     (0.14)%

Portfolio
turnover rate       36.0%       43.0%       53.6%       53.3%       46.7%

Net assets, end of period
(in millions)  $   5,713   $   6,739   $   6,589   $   5,243   $   3,310

--------------------------------------------------------------------------------

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------

Mid-Cap Growth-Advisor Class shares

                                  Year             3/31/00
                                  Ended            Through
                                  12/31/02        12/31/01             12/31/00
--------------------------------------------------------------------------------

NET ASSET VALUE

Beginning
of period                    $39.39              $39.83              $44.13

Investment
activities

  Net investment
  income (loss)               (0.12)*             (0.08)               0.01**

  Net realized
  andunrealized
  gain (loss)                 (8.33)              (0.36)              (1.04)

  Total from
  investment
  activities                  (8.45)              (0.44)              (1.03)

Distributions

  Net realized gain            --                  --                 (3.27)

NET ASSET VALUE
End of period                $30.94              $39.39              $39.83
                         -------------------------------------------------------

Ratios/Supplemental Data

Total return^                (21.45)*%            (1.10)%             (2.22)%

Ratio of total
expenses to
average net
assets                         1.10%*              1.04%               0.70%!

Ratio of net
investment
income (loss)
to average
net assets                    (0.69)%*            (0.56)%              0.09%!

Portfolio
turnover rate                  36.0%               43.0%              53.6%!

Net assets,
end of period
(in thousands)               $50,640             $16,736             $2,303

--------------------------------------------------------------------------------

* Excludes expenses in excess of a 1.10% contractual expense limitation in effect through 12/31/03.
** The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.
^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
!    Annualized


The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------

Mid-Cap Growth-R Class shares

                                                              9/30/02
                                                              Through
                                                             12/31/02
--------------------------------------------------------------------------------

NET ASSET VALUE
Beginning of period                                        $    28.61

Investment activities
  Net investment income (loss)                                  (0.07)*

  Net realized and unrealized gain (loss)                        2.47**

  Total from investment activities                               2.40

NET ASSET VALUE
End of period                                              $    31.01
                                                           ----------

Ratios/Supplemental Data

Total return^                                                    8.39%*

Ratio of total expenses to
average net assets                                               1.40%!*

Ratio of net investment
income (loss) to average
net assets                                                      (0.88%)!*

Portfolio turnover rate                                         36.0%

Net assets, end of period
(in thousands)                                             $     108
--------------------------------------------------------------------------------

* Excludes expenses in excess of a 1.40% contractual expense limitation in effect through 4/30/04.
** The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.
^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
!    Annualized


The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------
                                                             December 31, 2002

Portfolio of Investments                                Shares            Value
-------------------------------------------------------------------------------
                                                              In thousands

Common Stocks  95.4%

CONSUMER DISCRETIONARY  15.2%

Hotels, Restaurants & Leisure                                               1.2%

Outback Steakhouse                                 400,000      $        13,776

Starbucks *                                      2,650,000               54,007

                                                                         67,783


Household Durables  0.5%

Garmin *                                         1,000,000               29,300


                                                                         29,300


Internet & Catalog Retail  0.7%

Ticketmaster Online-CitySearch,
Class B *                                        2,000,000               42,440

                                                                         42,440

Leisure Equipment & Products  0.9%

Brunswick                                        2,600,000               51,636

                                                                         51,636


Media  3.3%

Catalina Marketing *                             2,000,000               37,000

Cox Radio, Class A *                             1,900,000               43,339

Lamar Advertising, Class A *                     1,100,000               37,015

Rogers Communications, Class B *                 3,100,000               29,078

Scripps, Class A                                   210,000               16,159

Westwood One *                                     800,000               29,888

                                                                        192,479


Multiline Retail  2.8%

BJ's Wholesale Club *                              600,000               10,980

Dollar Tree Stores *                             2,750,000               67,568

Family Dollar Stores                             2,600,000               81,146

                                                                        159,694


Specialty Retail  4.9%

Best Buy *                                       2,500,000               60,375

O'Reilly Automotive *                            2,000,000               50,580

Ross Stores                                      1,300,000               55,107

TJX                                              1,500,000               29,280

Weight Watchers *                                1,300,000               59,761

Williams-Sonoma *                                1,000,000               27,150

                                                                        282,253


Textiles, Apparel, & Luxury Goods  0.9%

Coach *                                          1,550,000      $        51,026

                                                                         51,026


Total Consumer Discretionary                                            876,611


CONSUMER STAPLES  2.2%

Food & Drug Retailing                                                       2.2%

Sysco                                              450,000               13,406

Whole Foods Market *                             2,100,000              110,733

Total Consumer Staples                                                  124,139


ENERGY  9.0%

Energy Equipment & Services  5.3%

BJ Services *                                    2,700,000               87,237

Cooper Cameron *                                 1,000,000               49,820

Diamond Offshore Drilling                        2,400,000               52,440

FMC Technologies *                               2,500,000               51,075

Smith International *                            2,000,000               65,240

                                                                        305,812


Oil & Gas  3.7%

Devon Energy                                       800,000               36,720

EOG Resources                                    1,500,000               59,880

Ocean Energy                                     3,800,000               75,886

XTO Energy                                       1,750,000               43,225

                                                                        215,711

Total Energy                                                            521,523



FINANCIALS  8.0%

Banks  0.2%

Silicon Valley Bancshares *                        500,000                9,125

                                                                          9,125


Diversified Financials  4.3%

Franklin Resources                               1,725,000               58,788

Investor's Financial Services                      700,000               19,173

Legg Mason                                         800,000               38,832

Principal Financial Group                        1,600,000               48,208

Waddell & Reed Financial, Class A                4,225,000               83,106

                                                                        248,107


Insurance  3.5%

Mercury General                                    650,000      $        24,427

Nationwide Financial Services,
Class A                                          1,500,000               42,975

PMI Group                                        1,000,000               30,040

Progressive Corporation                            500,000               24,815

Protective Life                                  1,500,000               41,280

Radian Group                                     1,100,000               40,865

                                                                        204,402

Total Financials                                                        461,634


HEALTH CARE  21.3%

Biotechnology  5.7%

Abgenix *                                        1,000,000                7,370

Alkermes *                                       1,750,000               10,973

Amylin Pharmaceuticals *                           900,000               14,526

Cephalon *                                       1,100,000               53,535

Gilead Sciences *                                2,100,000               71,400

Human Genome Sciences *                          1,500,000               13,215

IDEC Pharmaceuticals *                             950,000               31,511

MedImmune *                                      2,900,000               78,793

Millennium Pharmaceuticals *                     1,500,000               11,910

Neurocrine Biosciences *                           300,000               13,698

Protein Design Labs *                            1,000,000                8,500

Vertex Pharmaceuticals *                           800,000               12,680

                                                                        328,111


Health Care Equipment & Supplies  2.6%

Apogent Technologies *                           3,250,000               67,600

Invitrogen *                                       400,000               12,516

St. Jude Medical *                                 800,000               31,776

Waters Corporation *                             1,600,000               34,848

                                                                        146,740


Health Care Providers & Services  9.4%

AmerisourceBergen                                  950,000               51,594

Anthem *                                         1,400,000               88,060

Davita *                                         1,900,000               46,873

Health Management, Class A                       3,000,000               53,700

Laboratory Corporation of America *              1,900,000               44,156

Manor Care *                                     3,000,000      $        55,830

Omnicare !                                       5,100,000              121,533

Triad Hospitals *                                  600,000               17,898

WellChoice *                                       900,000               21,555

WellPoint Health Networks *                        575,000               40,917

                                                                        542,116


Pharmaceuticals  3.6%

Allergan                                           400,000               23,048

Barr Laboratories *                                800,000               52,072

IVAX *                                           1,400,000               16,982

Mylan Laboratories                               1,350,000               47,115

Teva Pharmaceutical ADR                          1,800,000               69,498

                                                                        208,715

Total Health Care                                                     1,225,682


INDUSTRIALS & BUSINESS SERVICES  22.7%

Aerospace & Defense  2.8%

Alliant Techsystems *                              500,000               31,175

L-3 Communications Holdings *                    1,100,000               49,401

Rockwell Collins                                 3,400,000               79,084

                                                                        159,660


Air Freight & Logistics  0.7%

Expeditors International
of Washington                                    1,200,000               39,180

                                                                         39,180


Building Products  1.1%

American Standard *                                900,000               64,026

                                                                         64,026


Commercial Services & Supplies  13.7%

Apollo Group, Class A *                            600,000               26,400

BISYS Group *                                    1,700,000               27,030

Ceridian *                                       4,000,000               57,680

Certegy *                                        3,000,000               73,650

Choicepoint *                                    2,250,000               88,852

Concord EFS *                                    3,500,000               55,090

Convergys *                                        430,200                6,518

DST Systems *                                    1,800,000               63,990

Education Management *                             800,000               30,080

Fiserv *                                         1,600,000      $        54,320

Hewitt Associates *!                             1,300,000               41,197

Iron Mountain *                                  2,250,000               74,273

Manpower                                         2,400,000               76,560

Robert Half International *                      3,700,000               59,607

Viad                                             2,400,000               53,640

                                                                        788,887


Industrial Conglomerates  1.6%

Roper Industries !                               1,850,000               67,710

Teleflex                                           600,000               25,734

                                                                         93,444


Machinery  2.6%

Danaher                                          1,200,000               78,840

ITT Industries                                   1,150,000               69,793

                                                                        148,633


Trading Companies & Distributors  0.2%

MSC Industrial Direct, Class A *                   750,500               13,321

                                                                         13,321


Total Industrials & Business Services                                 1,307,151



INFORMATION TECHNOLOGY  13.9%

Computer Peripherals  0.9%

Lexmark International, Class A *                   500,000               30,250

Seagate Technology *                             2,200,000               23,606

                                                                         53,856


Electronic Equipment & Instruments  1.7%

Celestica *                                      2,500,000               35,250

Diebold                                            325,100               13,401

Jabil Circuit *                                  1,800,000               32,256

Molex, Class A                                   1,000,000               19,890

                                                                        100,797


Internet Software & Services  1.4%

Expedia, Class A *                                 170,500               11,412

Internet Security Systems *                      1,000,000               18,330

Overture Services *                                200,000                5,462

VeriSign *                                       5,800,000               46,516

                                                                         81,720


IT Consulting & Services  2.8%

Affiliated Computer Services,
Class A *                                        1,700,000      $        89,505

BearingPoint *                                   4,200,000               28,980

SunGard Data Systems *                           1,700,000               40,052

                                                                        158,537


Semiconductor Equipment & Products  3.6%

Intersil Holding, Class A *                      2,000,000               27,880

KLA-Tencor *                                       800,000               28,296

Marvell Technology Group *                       1,000,000               18,860

Maxim Integrated Products                          650,000               21,476

Microchip Technology                             1,750,000               42,787

Novellus Systems *                                 950,000               26,676

QLogic *                                           600,000               20,706

Semtech *                                        2,100,000               22,932

                                                                        209,613



Software  3.5%

Adobe Systems                                    1,250,000               31,001

Informatica *                                    1,300,000                7,488

Intuit *                                           900,000               42,228

Mercury Interactive *                            1,200,000               35,580

Network Associates *                             2,600,000               41,834

Siebel Systems *                                 1,800,000               13,464

VERITAS Software *                               1,800,000               28,116

                                                                        199,711

Total Information Technology                                            804,234


MATERIALS  1.8%

Chemicals  1.0%

Potash Corp./Saskatchewan                          900,000               57,231

                                                                         57,231


Metals & Mining  0.8%

Newmont Mining                                   1,600,000               46,448

                                                                         46,448

Total Materials                                                         103,679


TELECOMMUNICATION SERVICES  1.3%

Wireless Telecommunication Services  1.3%

Nextel Communications,
Class A *                                        3,900,000      $        45,045

Triton PCS Holdings,
Class A *                                        2,600,000               10,218

Western Wireless,
Class A *                                        3,275,800               17,362

Total Telecommunication
Services                                                                 72,625

Total Common Stocks
(Cost $5,170,030)                                                     5,497,278


Short-Term Investments  5.2%

Money Market Funds  5.2%

T. Rowe Price Government Reserve
Investment Fund, 1.23% #!                                           301,763,380

                                                                        301,763

Total Short-Term Investments
(Cost $301,763)                                                         301,763


Total Investments in Securities

100.6% of Net Assets (Cost $5,471,793)                          $     5,799,041

Other Assets Less Liabilities                                           (35,241)

NET ASSETS                                                      $     5,763,800
--------------------------------------------------------------------------------

#    Seven-day yield
*    Non-income producing
! Affiliated company, as defined by the Investment Company Act of 1940, as a result of the fund's ownership of at least 5% of the company's outstanding voting securities.
ADR  American Depository Receipts


The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------
                                                             December 31, 2002

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands

Assets

Investments in securities, at value

  Affiliated companies (cost $499,479)                     $  532,203

  Other companies (cost $ 4,972,314)                        5,266,838

Total investments in securities                             5,799,041

Other assets                                                   24,190


Total assets                                                5,823,231

Liabilities
Total liabilities                                              59,431

NET ASSETS                                                 $5,763,800
                                                           ----------

Net Assets Consist of:
Undistributed net realized gain (loss)                     $ (616,347)

Net unrealized gain (loss)                                    327,248

Paid-in-capital applicable to 185,683,478 shares of
$0.01 par value capital stock outstanding;
1,000,000,000 shares of the Corporation authorized          6,052,899

NET ASSETS                                                 $5,763,800
                                                           ----------

NET ASSET VALUE PER SHARE
Mid-Cap Growth shares
($5,713,052,395/184,043,147 shares outstanding)            $    31.04


Mid-Cap Growth-Advisor Class shares
($50,639,691/1,636,836 shares outstanding)                 $    30.94
                                                           -----------

Mid-Cap Growth-R Class shares
($108,372/3,495 shares outstanding)                        $    31.01
                                                           ----------

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                 Year
                                                                Ended
                                                             12/31/02
--------------------------------------------------------------------------------

Investment Income (Loss)
Income
  Dividend                                                 $   17,455

  Interest                                                      5,630

  Total income                                                 23,085


Expenses
  Investment management                                        41,271

  Shareholder servicing

     Mid-Cap Growth shares                                     11,301

     Mid-Cap Growth-Advisor Class shares                           43

  Prospectus and shareholder reports

     Mid-Cap Growth shares                                        685

     Mid-Cap Growth-Advisor Class shares                           17

  Custody and accounting                                          285

  Registration                                                    173

  Proxy and annual meeting                                        151

  Distribution - Mid-Cap Growth-Advisor Class shares               72

  Directors                                                        41

  Legal and audit                                                  29

  Miscellaneous                                                    44

  Reimbursed by Manager                                           (14)

  Total expenses                                               54,098

  Expenses paid indirectly                                       (252)

  Net expenses                                                 53,846

Net investment income (loss)                                  (30,761)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                       (159,825)

Change in net unrealized gain (loss) on securities         (1,290,959)

Net realized and unrealized gain (loss)                    (1,450,784)

INCREASE (DECREASE) IN NET

ASSETS FROM OPERATIONS                                     $(1,481,545)
                                                           -----------
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                      Year                    x
                                                     Ended                    x
                                                  12/31/02             12/31/01
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)             $       (30,761)     $       (21,997)

  Net realized gain (loss)                        (159,825)            (315,181)

  Change in net unrealized
  gain (loss)                                   (1,290,959)             272,972

  Increase (decrease) in net
  assets from operations                        (1,481,545)             (64,206)

Capital share transactions *
  Shares sold
     Mid-Cap Growth shares                       2,255,339            1,872,026

     Mid-Cap Growth-Advisor
     Class shares                                   51,193               16,041

     Mid-Cap Growth-R Class shares                     100                 --

  Shares redeemed
     Mid-Cap Growth shares                      (1,805,314)          (1,656,837)
     Mid-Cap Growth-Advisor
     Class shares                                  (12,078)              (2,148)

  Increase (decrease) in
  net assets from
  capital share transactions                       489,240              229,082

Net Assets
Increase (decrease) during period                 (992,305)             164,876

Beginning of period                              6,756,105            6,591,229

End of period                              $     5,763,800      $     6,756,105
                                           ---------------      ---------------

*Share information

  Shares sold
     Mid-Cap Growth shares                          64,994               49,387

     Mid-Cap Growth-Advisor Class shares             1,570                  424

     Mid-Cap Growth-R Class shares                       4                 --

  Shares redeemed                                        x                    x
     Mid-Cap Growth shares                         (51,996)             (43,931)

     Mid-Cap Growth-Advisor Class shares              (358)                 (57)

  Increase (decrease) in shares outstanding         14,214                5,823
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------
                                                             December 31, 2002

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Mid-Cap Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth. The fund has three classes of shares:
     Mid-Cap Growth, offered since June 30, 1992, Mid-Cap Growth-Advisor Class (Advisor Class), offered since March 31, 2000, and Mid-Cap Growth-R Class (R Class), which was first offered on September 30, 2002. Advisor Class shares are offered only through brokers and other financial intermediaries and R Class shares are only available to small retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution and certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices for domestic securities and the last quoted sale price for international securities. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Class Accounting The Advisor Class and R Class each pay distribution and administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class's average net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

     Expenses Paid Indirectly Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Total expenses in the accompanying statement of operations are presented before reduction for rebates and credits, which totaled $249,000 and $3,000, respectively, for the year ended December 31, 2002.

     In-Kind Redemptions In certain circumstances, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain (loss) on in-kind redemptions to the extent fair value of the distributed securities on the date of redemption exceeds cost. Gains and losses realized on in-kind redemptions are not recognized for tax purposes, and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2002, the fund realized $131,211,000 of net gain (or loss) on $301,524,000 of in-kind redemptions. Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Affiliated Companies The fund may invest in certain securities that are considered affiliated companies, as defined by the 1940 Act. An affiliated company is one in which the fund owns at least 5% or more of the outstanding voting securities. At December 31, 2002, the value of affiliated companies included in the fund's investments in securities totaled $532,203,000 (9.2%). For the year then ended, $703,000 (4.0%) of dividend income, $5,630,000 (100.0%) of interest income, and $1,099,000 (0.7%) of net realized loss reflected on the accompanying Statement of Operations resulted from transactions with affiliated companies.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $2,723,742,000 and $2,110,564,000, respectively, for the year ended December 31, 2002.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.

     There were no distributions in the year ended December 31, 2002. At December 31, 2002, the tax-basis components of net assets were as follows:

--------------------------------------------------------------------------------

     Unrealized appreciation                               $1,109,055,000

     Unrealized depreciation                                 (850,367,000)

     Net unrealized appreciation
     (depreciation)                                           258,688,000

     Capital loss carryforwards                              (547,787,000)

     Paid-in capital                                        6,052,899,000

     Net assets                                            $5,763,800,000
--------------------------------------------------------------------------------

     Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. Consequently, $68,560,000 of realized losses reflected in the accompanying financial statements will not be recognized for tax purposes until 2003. The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. As of December 31, 2002, the fund had $215,779,000 of capital loss carryforwards that expire in 2009, and $332,008,000 that expire in 2010. For the year ended December 31, 2002, the fund recorded the following permanent reclassifications, which relate primarily to the current net operating loss and redemptions in kind. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------

     Undistributed net investment income                   $30,761,000

     Undistributed net realized gain                       (131,211,000)

     Paid-in capital                                       100,450,000
--------------------------------------------------------------------------------

At December 31, 2002, the cost of investments for federal income tax purposes was $5,540,353,000.
--------------------------------------------------------------------------------

NOTE 4- RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager pro-vides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35 % of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At December 31, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $3,342,000.

     Through December 31, 2003, for the Advisor Class and through April 30, 2004, for the R Class, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would cause the class's ratio of total expenses to average net assets (expense ratio) to exceed 1.10% and 1.40%, respectively. Thereafter, through December 31, 2005 for the Advisor Class and through April 30, 2006 for the R Class, each class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed 1.10% and 1.40%, respectively. Pursuant to these agreements, $14,000 of the Advisor Class' expenses were borne by the manager for the year ended December 31, 2002.

     At December 31, 2002, Advisor Class expenses in the amount of $14,000 remain subject to reimbursement through December 31, 2005. R Class expenses in the amount of $0 remain subject to reimbursement through April 30, 2006.

     In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Mid-Cap Growth share class. Expenses incurred pursuant to these service agreements totaled $7,820,000 for the year ended December 31, 2002, of which $672,000 was payable at period-end.

     Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund's Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2002, the Mid-Cap Growth class was charged $109,000 for shareholder servicing costs related to the college savings plans, of which $94,000 was for services provided by Price and $12,000 was payable at period-end. At December 31, 2002, approximately 0.4% of the outstanding shares of the Mid-Cap Growth class were held by college savings plans.

     The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Retirement Funds (Retirement Funds) may invest. The Retirement Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Retirement Funds. Expenses allocated under these agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2002, the Mid-Cap Growth class was allocated $18,000 of Retirement Funds' expenses, of which $3,000 related to services provided by Price and $3,000 was payable at period-end. At December 31, 2002, approximately 0.01% of the outstanding shares of the Mid-Cap Growth class were held by the Retirement Funds.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2002, totaled $5,630,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Mid-Cap Growth Fund, Inc.

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Mid-Cap Growth Fund, Inc. (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.



     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     January 21, 2003


T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

About the Fund's Directors and Officers
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

--------------------------------------------------------------------------------
Independent Directors

Name
(Date of Birth)
Year Elected*

Principal Occupation(s) During Past 5 Years and
Directorships of Other Public Companies
--------------------------------------------------------------------------------

Anthony W. Deering
(1/28/45)
2001
Director, Chairman of the Board, President, and Chief Executive Officer,
The Rouse Company, real estate developers
--------------------------------------------------------------------------------

Donald W. Dick, Jr.
(1/27/43)
1992
Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm
--------------------------------------------------------------------------------

David K. Fagin
(4/9/38)
1992
Director, Dayton Mining Corp. (6/98 to present), Golden Star Resources Ltd., and Canyon Resources Corp. (5/00 to present); Chairman and President, Nye Corp.
--------------------------------------------------------------------------------

F. Pierce Linaweaver
(8/22/34)
2001
President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers
--------------------------------------------------------------------------------

Hanne M. Merriman
(11/16/41)
1994
Retail Business Consultant; Director, Ann Taylor Stores Corp., Ameren Corp., Finlay Enterprises, Inc., The Rouse Company, and US Airways Group, Inc.
--------------------------------------------------------------------------------

John G. Schreiber
(10/21/46)
2001
Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Senior Advisor and Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI Residential Properties Trust, Host Marriott Corp., and The
Rouse Company
--------------------------------------------------------------------------------

Hubert D. Vos
(8/2/33)
1992
Owner/President, Stonington Capital Corp., a private investment company
--------------------------------------------------------------------------------

Paul M. Wythes
(6/23/33)
1992
Founding Partner, Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high-technology companies throughout the United States; Director, Teltone Corp.
--------------------------------------------------------------------------------

* Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.
--------------------------------------------------------------------------------

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

Inside Directors

Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price Portfolios Overseen]
Principal Occupation(s) During Past 5 Years and
Directorships of Other Public Companies
--------------------------------------------------------------------------------

James A.C. Kennedy
(8/15/53)
1992
[37]
Director and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

James S. Riepe
(6/25/43)
1992
[105]
Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International, Inc., and T. Rowe Price Global Investment Services Limited; Chairman of the Board, Mid-Cap Growth Fund
--------------------------------------------------------------------------------

M. David Testa
(4/22/44) 2001
[105]
Chief Investment Officer, Director, and Vice President, T. Rowe Price; Vice Chairman of the Board, Chief Investment Officer, Director, and Vice President,
T. Rowe Price Group, Inc.; Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, and T. Rowe Price International, Inc.; Director and Vice President, T. Rowe Price Trust Company
--------------------------------------------------------------------------------

*Each inside director serves until the election of a successor.
--------------------------------------------------------------------------------

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

Officers

Name (Date of Birth)
Title and Fund(s) Served

Principal Occupation(s)
--------------------------------------------------------------------------------

Brian W.H. Berghuis (10/12/58)
President, Mid-Cap Growth Fund
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Brace C. Brooks (1/10/67)
Vice President, Mid-Cap Growth Fund
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Senior Equity Analyst, Johnston, Lemon & Company (to 1997)
--------------------------------------------------------------------------------

Joseph A. Carrier (12/30/60)
Treasurer, Mid-Cap Growth Fund
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.
--------------------------------------------------------------------------------

Anna M. Dopkin (9/5/67)
Vice President, Mid-Cap Growth Fund
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Henry M. Ellenbogen (1/21/71)
Vice President, Mid-Cap Growth Fund
Vice President, T. Rowe Price; formerly Chief of Staff, U.S. Representative Peter Deutsch (to 1999); Executive Vice President, Business Development, HelloAsia (to 2001)
--------------------------------------------------------------------------------

Eric M. Gerster (3/23/71)
Vice President, Mid-Cap Growth Fund
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Henry H. Hopkins (12/23/42)
Vice President, Mid-Cap Growth Fund
Director and Vice President, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, T. Rowe Price, T. Rowe Price International, Inc., and T. Rowe Price Retirement Plan Services, Inc.
--------------------------------------------------------------------------------

Kris H. Jenner (2/5/62)
Vice President, Mid-Cap Growth Fund
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

J. Jeffrey Lang (1/10/62) Vice President, Mid-Cap Growth Fund
Vice President, T. Rowe Price and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Patricia B. Lippert (1/12/53)
Secretary, Mid-Cap Growth Fund
Assistant Vice President, T. Rowe Price and
T. Rowe Price Investment Services, Inc.
--------------------------------------------------------------------------------

Robert J. Marcotte (3/6/62)
Vice President, Mid-Cap Growth Fund
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

David S. Middleton (1/18/56)
Controller, Mid-Cap Growth Fund
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Joseph M. Milano (9/14/72)
Vice President, Mid-Cap Growth Fund
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.
--------------------------------------------------------------------------------

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

Officers (continued)

Name (Date of Birth)
Title and Fund(s) Served

Principal Occupation(s)
--------------------------------------------------------------------------------

Philip W. Ruedi (7/2/71)
Vice President, Mid-Cap Growth Fund
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Investment Banking Analyst, John Nuveen & Company (to 1997)
--------------------------------------------------------------------------------

John F. Wakeman (11/25/62)
Executive Vice President, Mid-Cap Growth Fund
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

R. Candler Young (9/28/71) Vice President, Mid-Cap Growth Fund
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Investment Banking Summer Associate, Goldman Sachs & Company (to 1999)
--------------------------------------------------------------------------------

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.
--------------------------------------------------------------------------------

T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value*
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Retirement 2010

BLENDED ASSET FUNDS (continued)

Retirement 2020
Retirement 2030
Retirement 2040
Retirement Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
Inflation Protected Bond
New Income*
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income*
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income*
International Stock*
Japan
Latin America
New Asia
Spectrum International
Bond
Emerging Markets Bond
International Bond*


For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.
!    Closed to new investors.
!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

(T. Rowe Price, Invest With Confidence) (registered trademark)

T. Rowe Price Investment Services, Inc. 100 East Pratt Street
Baltimore, MD 21202
29284    F64-050  12/31/02